UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 16, 2025, the Company announced the appointment of Katie Rooney to its Board of Directors (“Board”), effective as of February 1, 2025. Ms. Rooney will serve on the Board’s Nominating and Corporate Governance and Audit Committees, as a Class III director with a term expiring at the Company’s Annual Meeting of Stockholders in 2026.
Ms. Rooney will participate in the Company’s non-employee director compensation program. A summary of the compensation payable to the Company’s non-employee directors was included in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, filed with the SEC on March 29, 2024, which information is incorporated herein by reference. The initial annual retainer and initial annual restricted stock unit grant to be received by Ms. Rooney will be prorated for her services during the remainder of fiscal year 2025 and the service period, respectively, starting on February 1, 2025.
In connection with her appointment to the Board, the Company intends to enter into an indemnification agreement with Ms. Rooney in substantially the same form as the Company has entered into with each of the Company’s existing directors and as previously disclosed in the Company’s public filings.
There were no arrangements or understandings between Ms. Rooney and any other persons pursuant to which she was selected as a director and there are no family relationships between Ms. Rooney and any of the Company’s directors or executive officers. In addition, Ms. Rooney is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
On January 16, 2025, the Company issued a press release announcing the appointment of Ms. Rooney to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Report and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press release dated January 16, 2025 announcing ZoomInfo Technologies Inc. Board Appointment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: January 16, 2025
By:     /s/ Ashley McGrane
Name:  Ashley McGrane
Title:   General Counsel and Corporate Secretary